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                           AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                              December 1, 2006

                        (as supplemented July 2, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American High-Income Trust
(the "fund" or "AHIT") dated December 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           American High-Income Trust
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

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Financial statements

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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 65% of its assets in lower quality, lower rated debt securities, (rated Ba or BB or below by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality) and other similar securities, including preferred stock.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

..    The fund may invest up to 25% of its assets in equity securities (including common stock, warrants and rights) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

NON-U.S. SECURITIES

..    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                      American High-Income Trust -- Page 2

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Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

                      American High-Income Trust -- Page 3

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WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. These securities may be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have  less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

                      American High-Income Trust -- Page 4

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Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

REINSURANCE RELATED NOTES AND BONDS -- The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds.
Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                      American High-Income Trust -- Page 5

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     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sen-

                      American High-Income Trust -- Page 6

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     sitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in

                      American High-Income Trust -- Page 7

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connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

LOAN PARTICIPATIONS AND ASSIGNMENTS -- The fund may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owed by a corporate, governmental or other borrower to another party.
They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging

                      American High-Income Trust -- Page 8

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purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit

                      American High-Income Trust -- Page 9

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its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

OPTIONS ON U.S. TREASURY SECURITIES - The fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell
(buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options").
Exchange-traded options have standardized exercise prices and expiration dates;
OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2006 and 2005 were 41% and 39%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

                     American High-Income Trust -- Page 10

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These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts);

5.   Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
15% of the fund's net assets;

6.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

7.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll"
transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

11.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. government securities.

                     American High-Income Trust -- Page 11


NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

5.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act
of 1940.

                     American High-Income Trust -- Page 12


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                NUMBER OF
 POSITION WITH FUND                                         PORTFOLIOS/3/
 (YEAR FIRST ELECTED            PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)               DURING PAST FIVE YEARS       BY TRUSTEE             BY TRUSTEE
--------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr., 72    Corporate director and             15         Carnival Corporation
 Trustee (1999)               author; former U.S.
                              Ambassador to Spain; former
                              Vice Chairman,
                              Knight-Ridder, Inc.
                              (communications company);
                              former Chairman and
                              Publisher, The Miami Herald
--------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73    Private investor; former           21         Ducommun Incorporated;
 Trustee (1987)               President and CEO, The                        IHOP Corporation;
                              Mission Group (non-utility                    Southwest Water Company
                              holding company, subsidiary
                              of Southern California
                              Edison Company)
--------------------------------------------------------------------------------------------------------
 Diane C. Creel, 58           Chairman of the Board,             13         Allegheny Technologies;
 Trustee (1994)               President and CEO,                            BF Goodrich;
                              Ecovation, Inc. (organic                      Foster Wheeler Ltd.
                              waste management); former
                              President and CEO, The
                              Earth Technology
                              Corporation (international
                              consulting engineering)
--------------------------------------------------------------------------------------------------------
 James G. Ellis, 60           Vice Provost, Globalization,       12         Genius Products;
 Director (2006)              University of Southern                        Professional Business Bank
                              California; Dean, Marshall
                              School of Business, University
                              of Southern California;
                              Professor, Marshall School of
                              Business, University of
                              Southern California
--------------------------------------------------------------------------------------------------------
 Martin Fenton, 71            Chairman of the Board,             18         None
 Chairman of the Board        Senior Resource Group LLC
 (Independent and             (development and management
 Non-Executive) (1989)        of senior living
                              communities)
--------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 60        President and CEO, Fuller          16         None
 Trustee (1994)               Consulting (financial
                              management consulting firm)
--------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60          Private investor; former           18         JPMorgan Value
 Trustee (2005)               President, Dumbarton Group                    Opportunities Fund
                              LLC (consulting); former
                              Executive Vice President -
                              Policy and Oversight, NASD
--------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 72     Chairman of the Board,             14         Sempra Energy;
 Trustee (1991)               AECOM Technology                              Southwest Water Company
                              Corporation (engineering,
                              consulting and professional
                              technical services)
--------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 63         Principal, The Sanchez             13         None
 Trustee (1999)               Family Corporation dba
                              McDonald's Restaurants
                              (McDonald's licensee)
--------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 13


"INTERESTED" TRUSTEES/6/

                                  PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                         AND POSITIONS              NUMBER OF
 POSITION WITH FUND            HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED            OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/OFFICER/2/)               OF THE FUND              BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------

 Abner D. Goldstine, 76        Senior Vice President and             13         None
 Vice Chairman of the Board    Director, Capital Research and
 (1987)                        Management Company
------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57        Vice Chairman of the Board,           16         None
 Vice Chairman of the Board    Capital Research and
 (1987)                        Management Company; Director,
                               The Capital Group Companies,
                               Inc.*
------------------------------------------------------------------------------------------------------------
 David C. Barclay, 50          Senior Vice President, Capital         1         None
 President (1995)              Research and Management
                               Company; Director, The Capital
                               Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 14


OTHER OFFICERS

 NAME, AGE AND
 POSITION WITH FUND           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED            AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)               OR THE PRINCIPAL UNDERWRITER OF THE FUND
----------------------------------------------------------------------------------------

 Susan M. Tolson, 44         Senior Vice President, Capital Research Company*
 Senior Vice President
 (1997)
----------------------------------------------------------------------------------------
 Jennifer L. Hinman, 48      Vice President and Director, Capital Research
 Vice President (2001)       Company*; Director, Capital International Research, Inc.*
----------------------------------------------------------------------------------------
 Kristine M. Nishiyama, 36   Vice President and Counsel - Fund Business Management
 Vice President (2003)       Group, Capital Research and Management Company; Vice
                             President and Counsel, Capital Bank and Trust Company*
----------------------------------------------------------------------------------------
 Kimberly S. Verdick, 42     Vice President - Fund Business Management Group,
 Secretary (1994)            Capital Research and Management Company
----------------------------------------------------------------------------------------
 Ari Vinocor, 32             Vice President - Fund Business Management Group,
 Treasurer (2007)            Capital Research and Management Company
----------------------------------------------------------------------------------------
 Courtney R. Taylor, 32      Assistant Vice President - Fund Business Management
 Assistant Secretary (2006)  Group, Capital Research and Management Company
----------------------------------------------------------------------------------------
 Sharon G. Moseley, 38       Vice President - Fund Business Management Group,
 Assistant Treasurer (2003)  Capital Research and Management Company
----------------------------------------------------------------------------------------

*    Company affiliated with Capital Research and Management Company.

/1/  An "independent" trustee refers to a trustee who is not an "interested person"
     within the meaning of the 1940 Act.
/2/  Trustees and officers of the fund serve until their resignation, removal or retirement.
/3/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which is comprised of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, which is comprised of two portfolios and whose shareholders are limited to certain nonprofit organizations.
/4/  This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

/5/  The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in 1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2005 gross revenues.
/6/  "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
     Management Company, or affiliated entities (including the fund's principal underwriter).

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                     American High-Income Trust -- Page 15


FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                $ 1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller            $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper              10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman            $ 1 - $10,000                Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez              $ 1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 David C. Barclay               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $3,500 to $7,070, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

                     American High-Income Trust -- Page 16


No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

                                                                          TOTAL COMPENSATION
                                                                              (INCLUDING
                                                                         VOLUNTARILY DEFERRED
                                                                           COMPENSATION/1/)
                                        AGGREGATE COMPENSATION         FROM ALL FUNDS MANAGED BY
                                        (INCLUDING VOLUNTARILY           CAPITAL RESEARCH AND
                                       DEFERRED COMPENSATION/1/)              MANAGEMENT
NAME                                         FROM THE FUND           COMPANY OR ITS AFFILIATES/2/
-------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr./3/                       $6,928                     $147,750
-------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                        6,988                      381,250
-------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                               6,793                       87,985
-------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                8,022                      334,390
-------------------------------------------------------------------------------------------------
 Leonard R. Fuller                               7,217                      223,750
-------------------------------------------------------------------------------------------------
 R. Clark Hooper                                 7,340                      190,583
-------------------------------------------------------------------------------------------------
 Richard G. Newman                               5,969                      160,810
-------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                7,001                       90,485
-------------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which is comprised of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, which is comprised of two portfolios and whose shareholders are limited to certain nonprofit organizations.
/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating trustees is as follows: Richard G. Capen, Jr.
     ($45,691), H. Frederick Christie ($17,944), Diane C. Creel ($35,164) and Martin
     Fenton ($42,674). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

                     American High-Income Trust -- Page 17


As of November 1, 2006, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/
account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Leonard R. Fuller; and R. Clark
Hooper, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee

                     American High-Income Trust -- Page 18


provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters.
One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating and governance committee meetings  were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and

                     American High-Income Trust -- Page 19


voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

                     American High-Income Trust -- Page 20


     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        26.31%
 201 Progress Parkway                                Class B        15.62
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.44
 4800 Deer Lake Drive East, Floor 2                  Class C        12.86
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         5.06
 333 W. 34th Street                                  Class C        14.40
 New York, NY 10001-2402                             Class F         8.00
----------------------------------------------------------------------------
 First Community Bank                                Class R-1      11.55
 P.O. Box 4327
 Batesville, AR 72503
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       6.23
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Delaware Charter Guarantee & Trust                  Class R-3       5.91
 711 High Street
 Des Moines, IA 50392-0001
----------------------------------------------------------------------------
 Saxon & Co.                                         Class R-4      10.91
 P.O. Box 7780-1888
 Philadelphia, PA 19182-0001
----------------------------------------------------------------------------
 MG Trust                                            Class R-4       5.74
 700 - 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------------------------------
 CGTC                                                Class R-5      31.54
 400 S. Hope Street, Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The

                     American High-Income Trust -- Page 21


investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which American High-Income Trust portfolio counselors are measured include: Credit Suisse High Yield Bond Index and Lipper High Current Yield Bond Funds Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                     American High-Income Trust -- Page 22


THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2006:

                                          NUMBER             NUMBER
                                         OF OTHER           OF OTHER          NUMBER
                                        REGISTERED           POOLED          OF OTHER
                                        INVESTMENT         INVESTMENT        ACCOUNTS
                                     COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                           THAT               THAT           PORTFOLIO
                                        PORTFOLIO          PORTFOLIO         COUNSELOR
                     DOLLAR RANGE       COUNSELOR          COUNSELOR          MANAGES
                        OF FUND          MANAGES            MANAGES         (ASSETS OF
     PORTFOLIO          SHARES       (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR         OWNED/1/      IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------

 Abner D.             $500,001 --      4       $180.6         None             None
 Goldstine            $1,000,000
-------------------------------------------------------------------------------------------
 David C. Barclay     $500,001 --      4       $189.9      5      $1.35     10      $2.37
                      $1,000,000
-------------------------------------------------------------------------------------------
 Susan M. Tolson      $500,001 --      3       $111.7      1      $0.23      1      $0.27
                      $1,000,000
-------------------------------------------------------------------------------------------
 David Daigle         $100,001 --          None               None             None
                       $500,000
-------------------------------------------------------------------------------------------
 Marcus B. Linden     $100,001 --          None            1      $0.23      2      $0.41
                       $500,000
-------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written

                     American High-Income Trust -- Page 23


notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

      0.30%              $             0              $    60,000,000
----------------------------------------------------------------------------
      0.21                    60,000,000                 1,000,000,00
----------------------------------------------------------------------------
      0.18                 1,000,000,000                3,000,000,000
----------------------------------------------------------------------------
      0.16                 3,000,000,000                6,000,000,000
----------------------------------------------------------------------------
      0.15                 6,000,000,000               10,000,000,000
----------------------------------------------------------------------------
      0.14                10,000,000,000
----------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                              Monthly gross income

        RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

       3.00%                 $         0                 $ 8,333,333
----------------------------------------------------------------------------
       2.50                    8,333,333                  25,000,000
----------------------------------------------------------------------------
       2.00                   25,000,000                  50,000,000
----------------------------------------------------------------------------
       1.50                   50,000,000
----------------------------------------------------------------------------

                     American High-Income Trust -- Page 24


Assuming net assets of $10.1 billion and gross investment income levels of 6%,
7%, 8%, 9% and 10%, management fees would be 0.30%, 0.32%, 0.33%, 0.35% and
0.36%, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $35,055,000,
32,867,000 and 31,399,000, respectively. After giving effect to the management fee waivers and advisory fee reduction described below, the fund paid the investment adviser management fees of $31,549,000 (a reduction of $3,506,000),
$30,394,000 (a reduction of $2,473,000) and $31,250,000 (a reduction of
$149,000) for the fiscal years ended September 30, 2006, 2005 and 2004, respectively.

In 2004, the Board of Trustees approved an amended Agreement, which included additional annual rates of 0.14% on daily net assets in excess of $10 billion
(effective April 1, 2004) and 1.50% of the fund's monthly gross income in excess of $50 million (effective August 1, 2004). As a result of these amendments, in
2004 Capital Research and Management Company reduced investment advisory services fees by $21,000 to the rates provided by the amended Agreement.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are

                     American High-Income Trust -- Page 25


not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2006, the total fees paid by the investment adviser were $348,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                         ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $1,145,000
--------------------------------------------------------------------------------
                CLASS F                                   801,000
--------------------------------------------------------------------------------
              CLASS 529-A                                  72,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  21,000
--------------------------------------------------------------------------------
              CLASS 529-C                                  42,000
--------------------------------------------------------------------------------
              CLASS 529-E                                   5,000
--------------------------------------------------------------------------------
              CLASS 529-F                                   4,000
--------------------------------------------------------------------------------
               CLASS R-1                                   16,000
--------------------------------------------------------------------------------
               CLASS R-2                                  713,000
--------------------------------------------------------------------------------
               CLASS R-3                                  247,000
--------------------------------------------------------------------------------
               CLASS R-4                                   87,000
--------------------------------------------------------------------------------
               CLASS R-5                                   79,000
--------------------------------------------------------------------------------

                     American High-Income Trust -- Page 26


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 15370
Barranca Parkway, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX
78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin
Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $6,330,000          $24,405,000
                                                  2005             6,367,000           24,580,000
                                                  2004             6,908,000           26,665,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2006               287,000            1,917,000
                                                  2005               375,000            2,510,000
                                                  2004               983,000            4,902,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                    --            1,844,000
                                                  2005                    --            1,627,000
                                                  2004             1,583,000            2,339,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006               148,000              560,000
                                                  2005               124,000              474,000
                                                  2004               120,000              454,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                11,000               70,000
                                                  2005                18,000               98,000
                                                  2004                33,000              173,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                    --              100,000
                                                  2005                 5,000               83,000
                                                  2004                13,000               99,000
-----------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 27


The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the
Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent trustees are committed to the discretion of the independent trustees during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of trustees.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the

                     American High-Income Trust -- Page 28


average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                     American High-Income Trust -- Page 29


For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                         12B-1 UNPAID LIABILITY
                                  12B-1 EXPENSES              OUTSTANDING
---------------------------------------------------------------------------------

                 CLASS A           $18,394,000                 $1,355,000
---------------------------------------------------------------------------------
                 CLASS B             7,560,000                    624,000
---------------------------------------------------------------------------------
                 CLASS C             8,131,000                    713,000
---------------------------------------------------------------------------------
                 CLASS F             1,785,000                    171,000
---------------------------------------------------------------------------------
               CLASS 529-A             147,000                     12,000
---------------------------------------------------------------------------------
               CLASS 529-B             162,000                     14,000
---------------------------------------------------------------------------------
               CLASS 529-C             353,000                     33,000
---------------------------------------------------------------------------------
               CLASS 529-E              23,000                      2,000
---------------------------------------------------------------------------------
               CLASS 529-F                   0                          0
---------------------------------------------------------------------------------
                CLASS R-1               69,000                      7,000
---------------------------------------------------------------------------------
                CLASS R-2              667,000                     64,000
---------------------------------------------------------------------------------
                CLASS R-3              540,000                     54,000
---------------------------------------------------------------------------------
                CLASS R-4              142,000                     15,000
---------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.

                     American High-Income Trust -- Page 30


     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                     American High-Income Trust -- Page 31


                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2006, 2005 and 2004 amounted to $22,826,000, $17,010,000 and
$14,917,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of securities purchased by the fund in underwritten offerings increased from 2005 to 2006, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund had no investments in securities of its regular broker-dealers.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which require portfolio

                     American High-Income Trust -- Page 32


holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

                     American High-Income Trust -- Page 33


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment

                     American High-Income Trust -- Page 34


adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash,

                     American High-Income Trust -- Page 35


U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities,

                     American High-Income Trust -- Page 36


     generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain

                     American High-Income Trust -- Page 37


     the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of
     15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be

                     American High-Income Trust -- Page 38


     treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                     American High-Income Trust -- Page 39


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                     American High-Income Trust -- Page 40


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                     American High-Income Trust -- Page 41


     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                     American High-Income Trust -- Page 42


     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a "purchase blocking policy," under which any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of
$5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

                     American High-Income Trust -- Page 43


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class C shares and with the redemption proceeds purchase Class F shares for the program, you are still responsible for paying any applicable Class C contingent deferred sales charge.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the transaction is not described in this statement of additional information, please contact American Funds
     Service Company at 800/421-0180 for information on the transaction.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment

                     American High-Income Trust -- Page 44


     meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                     American High-Income Trust -- Page 45


     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during

                     American High-Income Trust -- Page 46


     which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each

                     American High-Income Trust -- Page 47


          primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains,

                     American High-Income Trust -- Page 48


     but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions

                     American High-Income Trust -- Page 49


          taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12%
          limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as

                     American High-Income Trust -- Page 50


permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within
30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

                     American High-Income Trust -- Page 51


(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                     American High-Income Trust -- Page 52


Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY  10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds

                     American High-Income Trust -- Page 53


Service Company is located at 135 South State College Boulevard, Brea, CA
92821-5823. American Funds Service Company was paid a fee of $6,990,000 for
Class A shares and $750,000 for Class B shares for the 2006 fiscal year.
American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under
"Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with certain shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to

                     American High-Income Trust -- Page 54


circumstances in which a fund itself would be unable to meet its obligations.
The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of
Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment

                     American High-Income Trust -- Page 55


adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.30
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $12.78

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                     American High-Income Trust -- Page 56


                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                     American High-Income Trust -- Page 57


                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

The fund may also compare its investment results with the following:

(1)  The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions.
There are a total of 250 sectors which are followed by the Index.

                     American High-Income Trust -- Page 58


(2)  Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $100 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of C/BB+.

(3)  Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (Baa3/BBB) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

(4)  Lipper's "High Current Yield" funds index, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical
Services. The number of funds contained in the data base varies as funds are added or deleted over time.

(5)  Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the
U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

                     American High-Income Trust -- Page 59


                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     American High-Income Trust -- Page 60


STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                     American High-Income Trust -- Page 61


C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                     American High-Income Trust -- Page 62


B

Highly speculative.
..    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
     Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC
..    For issuers and performing obligations, default is a real possibility.
     Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
     Differences in credit quality may be denoted by plus/minus distinctions.
     Such obligations typically would possess a Recovery Rating of 'R2'
     (superior), or 'R3' (good) or 'R4' (average).

CC
..    For issuers and performing obligations, default of some kind appears probable.
..    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
..    For issuers and performing obligations, default is imminent.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:
     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                     American High-Income Trust -- Page 63


                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                     American High-Income Trust -- Page 64

[logo - American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2006

Bonds & notes — 88.48%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 83.37%
CONSUMER DISCRETIONARY — 23.02%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$14,105	$14,458
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	6,000	4,830
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	5,525	4,503
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/12.125% 2012[1]	2,850	1,974
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[2]	45,950	46,524
Charter Communications Operating, LLC, Term Loan B, 8.125% 2013[3,4]	51,500	51,822
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	44,665	45,167
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[2]	24,800	25,327
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,750	4,346
General Motors Corp. 7.20% 2011	96,220	89,124
General Motors Corp. 7.125% 2013	29,300	25,894
General Motors Corp. 7.25% 2013	€3,000	3,535
General Motors Corp. 7.70% 2016	$32,215	28,228
General Motors Corp. 8.80% 2021	4,300	3,827
General Motors Corp. 9.40% 2021	1,350	1,242
General Motors Corp. 8.25% 2023	3,650	3,180
General Motors Corp. 8.375% 2033	5,000	4,350
Cinemark USA, Inc. 9.00% 2013	58,743	61,240
Cinemark, Inc. 0%/9.75% 2014[1]	21,025	16,873
Mirage Resorts, Inc. 6.75% 2007	5,700	5,757
Mandalay Resort Group, Series B, 10.25% 2007	5,000	5,187
Mirage Resorts, Inc. 6.75% 2008	4,800	4,854
MGM MIRAGE 6.00% 2009	21,677	21,514
Mandalay Resort Group 6.50% 2009	2,000	2,013
MGM MIRAGE 8.50% 2010	6,100	6,519
Mandalay Resort Group 6.375% 2011	1,500	1,474
MGM MIRAGE 6.75% 2012	1,700	1,685
MGM MIRAGE 6.75% 2013	14,930	14,743
MGM MIRAGE 6.625% 2015	6,950	6,707
Delphi Automotive Systems Corp. 6.50% 2009[5]	34,600	30,967
Delphi Corp. 6.50% 2013[5]	17,190	14,697
Delphi Automotive Systems Corp. 6.55% 2006[5]	12,730	11,457
Delphi Automotive Systems Corp. 7.125% 2029[5]	14,300	12,155
K. Hovnanian Enterprises, Inc. 10.50% 2007	10,855	11,343
K. Hovnanian Enterprises, Inc. 6.00% 2010	5,275	4,939
K. Hovnanian Enterprises, Inc. 8.875% 2012	13,475	13,273
K. Hovnanian Enterprises, Inc. 7.75% 2013	6,900	6,348
K. Hovnanian Enterprises, Inc. 6.375% 2014	8,450	7,605
K. Hovnanian Enterprises, Inc. 6.25% 2016	6,000	5,310
K. Hovnanian Enterprises, Inc. 7.50% 2016	7,820	7,341
K. Hovnanian Enterprises, Inc. 8.625% 2017	11,000	10,973
Technical Olympic USA, Inc. 9.00% 2010	28,511	27,264
Technical Olympic USA, Inc. 9.00% 2010	4,280	4,093
Technical Olympic USA, Inc. 7.50% 2011	17,225	13,952
Technical Olympic USA, Inc. 10.375% 2012	23,730	20,645
Linens ‘n Things, Inc. 11.132% 2014[2,3]	66,350	64,360
CanWest Media Inc., Series B, 8.00% 2012	62,808	62,337
Mohegan Tribal Gaming Authority 6.375% 2009	45,540	45,426
Mohegan Tribal Gaming Authority 8.00% 2012	7,775	8,086
Mohegan Tribal Gaming Authority 7.125% 2014	7,825	7,825
Tenneco Automotive Inc., Series B, 10.25% 2013	16,725	18,230
Tenneco Automotive Inc. 8.625% 2014	43,250	42,926
NTL Cable PLC 8.75% 2014	36,525	38,077
NTL Cable PLC 8.75% 2014	€4,500	5,980
NTL Cable PLC 9.75% 2014	£3,000	5,797
NTL Cable PLC 9.125% 2016	$8,400	8,715
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	5,000	5,294
R.H. Donnelley Inc. 10.875% 2012[2]	3,000	3,315
Dex Media, Inc., Series B, 0%/9.00% 2013[1]	9,000	7,628
R.H. Donnelley Corp., Series A-1, 6.875% 2013	10,650	9,771
R.H. Donnelley Corp., Series A-2, 6.875% 2013	9,000	8,258
Dex Media, Inc., Series B, 8.00% 2013	3,075	3,067
R.H. Donnelley Corp., Series A-3, 8.875% 2016	20,475	20,629
AMC Entertainment Inc. 9.50% 2011	8,282	8,313
AMC Entertainment Inc., Series B, 8.625% 2012	18,825	19,531
AMC Entertainment Inc. 9.875% 2012	18,150	18,740
AMC Entertainment Inc. 8.00% 2014	8,175	7,725
Young Broadcasting Inc. 10.00% 2011	52,810	49,575
Young Broadcasting Inc. 8.75% 2014	2,325	1,988
Grupo Posadas, SA de CV 8.75% 2011[2]	46,225	48,536
Grupo Posadas, SA de CV 8.75% 2011	750	788
William Lyon Homes, Inc. 7.625% 2012	13,925	11,314
William Lyon Homes, Inc. 10.75% 2013	20,395	18,865
William Lyon Homes, Inc. 7.50% 2014	23,085	18,583
American Media Operations, Inc., Series B, 10.25% 2009	34,445	32,206
American Media Operations, Inc. 8.875% 2011	17,615	15,545
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	45,910	44,762
Bon-Ton Department Stores, Inc. 10.25% 2014	45,200	44,183
Boyd Gaming Corp. 7.75% 2012	26,700	27,534
Boyd Gaming Corp. 8.75% 2012	4,500	4,748
Boyd Gaming Corp. 6.75% 2014	11,000	10,807
Neiman Marcus Group, Inc. 9.00% 2015[6]	38,355	40,944
Burlington Coat Factory Warehouse Corp. 11.125% 2014[2]	41,900	40,643
Dollarama Group LP and Dollarama Corp. 8.875% 2012	39,125	40,103
Toys “R” Us, Inc. 7.625% 2011	18,685	15,882
Toys “R” Us-Delaware, Inc., Term Loan B, 9.643% 2012[3,4]	21,600	22,059
Kabel Deutschland GmbH 10.625% 2014[2]	34,275	36,931
Royal Caribbean Cruises Ltd. 7.00% 2007	10,293	10,447
Royal Caribbean Cruises Ltd. 8.00% 2010	9,900	10,541
Royal Caribbean Cruises Ltd. 8.75% 2011	5,750	6,292
Royal Caribbean Cruises Ltd. 6.875% 2013	3,150	3,155
Royal Caribbean Cruises Ltd. 7.00% 2013	6,390	6,492
Gaylord Entertainment Co. 8.00% 2013	20,509	20,970
Gaylord Entertainment Co. 6.75% 2014	13,600	13,073
Dillard’s, Inc. 6.69% 2007	1,950	1,965
Dillard Department Stores, Inc. 7.15% 2007	2,100	2,116
Dillard’s, Inc. 6.30% 2008	1,382	1,389
Dillard’s, Inc. 6.625% 2008	10,165	10,229
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,960
Dillard Department Stores, Inc. 7.85% 2012	1,900	1,971
Dillard’s, Inc. 7.13% 2018	3,000	2,955
Dillard’s, Inc. 7.00% 2028	3,000	2,756
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	29,765
Liberty Media Corp. 7.75% 2009	4,750	4,973
Liberty Media Corp. 5.70% 2013	16,175	15,344
Liberty Media Corp. 8.25% 2030	8,550	8,577
Seneca Gaming Corp. 7.25% 2012	24,275	24,396
Seneca Gaming Corp. 7.25% 2012	3,440	3,457
WCI Communities, Inc. 9.125% 2012	12,847	11,562
WCI Communities, Inc. 7.875% 2013	9,735	8,275
WCI Communities, Inc. 6.625% 2015	9,925	7,965
Telenet Communications NV 9.00% 2013[4]	€8,490	12,009
Telenet Group Holding NV 0%/11.50% 2014[1,2]	$17,541	15,436
Iesy Repository GmbH 10.125% 2015	€4,750	5,845
Iesy Repository GmbH 10.375% 2015[2]	$22,850	21,136
Sealy Mattress Co. 8.25% 2014	25,595	26,235
Lenfest Communications, Inc. 7.625% 2008	6,750	6,940
Comcast Corp. 5.80% 2009[3]	7,500	7,518
Comcast Corp. 10.625% 2012	2,245	2,735
Comcast Corp. 5.90% 2016	8,475	8,494
J.C. Penney Co., Inc. 8.00% 2010	14,995	16,141
J.C. Penney Co., Inc. 9.00% 2012	2,980	3,457
J.C. Penney Co., Inc. 7.625% 2097	5,500	5,670
Warnaco, Inc. 8.875% 2013	24,175	25,142
Vidéotron Ltée 6.875% 2014	15,540	15,385
Vidéotron Ltée 6.375% 2015	9,535	9,082
Quebecor Media Inc. 7.75% 2016	23,700	23,848
Education Management LLC and Education Management Finance Corp. 10.25% 2016[2]	22,260	22,872
Visteon Corp. 8.25% 2010	23,100	22,638
Gray Communications Systems, Inc. 9.25% 2011	20,800	21,866
Emmis Operating Co. 6.875% 2012	21,750	21,832
AOL Time Warner Inc. 6.15% 2007	20,000	20,081
DaimlerChrysler North America Holding Corp. 5.82% 2009[3]	20,000	20,023
XM Satellite Radio Holdings Inc. 9.75% 2014[2]	20,055	19,353
Buffets, Inc. 11.25% 2010	17,900	19,019
Aztar Corp. 7.875% 2014	17,325	18,754
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	17,450	17,145
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	18,025	17,124
CSC Holdings, Inc., Series B, 8.125% 2009	1,750	1,820
Cablevision Systems Corp., Series B, 8.00% 2012	14,865	15,125
Radio One, Inc., Series B, 8.875% 2011	11,100	11,391
Radio One, Inc. 6.375% 2013	6,050	5,536
Reader’s Digest Assn., Inc. 6.50% 2011	16,640	15,891
PETCO Animal Supplies, Inc. 10.75% 2011	14,685	15,566
Adelphia Communications Corp. 10.25% 2006[5]	9,955	6,147
Adelphia Communications Corp. 10.25% 2011[5]	6,850	4,470
Century Communications Corp. 0% 2003[5]	4,565	4,542
LBI Media, Inc. 10.125% 2012	14,030	14,837
Regal Cinemas Corp., Series B, 9.375% 2012[7]	13,300	14,028
MDC Holdings, Inc. 7.00% 2012	10,000	10,168
MDC Holdings, Inc. 5.50% 2013	4,000	3,734
KB Home 6.25% 2015	14,750	13,639
Standard Pacific Corp. 5.125% 2009	8,625	8,151
Standard Pacific Corp. 6.50% 2010	2,000	1,890
Standard Pacific Corp. 9.25% 2012	1,000	970
Standard Pacific Corp. 6.25% 2014	3,000	2,625
D.R. Horton, Inc. 8.00% 2009	10,770	11,276
D.R. Horton, Inc. 7.875% 2011	1,530	1,636
WDAC Subsidiary Corp. 8.375% 2014[2]	10,500	10,605
WDAC Subsidiary Corp. 8.50% 2014	€1,750	2,231
Gamestop Corp. 8.00% 2012	$11,800	12,213
Fisher Communications, Inc. 8.625% 2014	10,565	11,014
Hilton Hotels Corp. 7.625% 2008	4,700	4,829
Hilton Hotels Corp. 7.20% 2009	5,885	6,113
Riddell Bell Holdings Inc. 8.375% 2012	10,175	10,022
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	9,307	9,691
Carmike Cinemas, Inc., Term Loan B, 8.64% 2012[3,4]	9,225	9,317
Entercom Radio, LLC 7.625% 2014	7,775	7,629
Stoneridge, Inc. 11.50% 2012	7,842	7,626
Warner Music Group 7.375% 2014	7,760	7,605
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	3,875	3,919
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012	2,600	2,743
Toll Corp. 8.25% 2011	5,500	5,651
TRW Automotive Acquisition Corp. 9.375% 2013	4,697	5,026
Viacom Inc. 5.75% 2011[2]	4,500	4,495
Cooper-Standard Automotive Inc. 8.375% 2014	6,000	4,440
Payless ShoeSource, Inc. 8.25% 2013	4,025	4,116
Beazer Homes USA, Inc. 8.375% 2012	1,650	1,650
Beazer Homes USA, Inc. 6.875% 2015	2,225	2,025
RBS-Zero Editora Jornalística SA 11.00% 2010[2]	3,410	3,666
Mediacom Broadband Corp. 8.50% 2015[2]	3,525	3,521
News America Inc. 6.75% 2038	2,990	3,108
Dura Operating Corp., Second Lien Term Loan, 9.109% 2011[3,4]	2,000	1,750
Key Plastics Holdings, Inc., Series B, 10.25% 2007[5,7]	9,650	—
		2,607,137

TELECOMMUNICATION SERVICES — 12.13%
Triton PCS, Inc. 8.75% 2011	46,050	34,653
Triton PCS, Inc. 9.375% 2011	60,855	45,793
Triton PCS, Inc. 8.50% 2013	113,840	106,156
Windstream Corp. 8.125% 2013[2]	25,300	26,976
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	44,450	47,562
Windstream Corp. 8.625% 2016[2]	90,575	97,368
Dobson Cellular Systems, Inc. 8.375% 2011[2]	32,840	34,277
American Cellular Corp., Series B, 10.00% 2011	52,725	55,493
Dobson Communications Corp. 9.757% 2012[3]	19,850	20,346
Dobson Cellular Systems, Inc. 9.875% 2012	20,375	21,954
Dobson Communications Corp. 8.875% 2013	37,250	37,110
Intelsat, Ltd. 7.625% 2012	3,500	3,080
Intelsat (Bermuda), Ltd. 10.484% 2012[3]	28,150	28,678
Intelsat, Ltd. 6.50% 2013	9,000	7,223
Intelsat (Bermuda), Ltd. 8.25% 2013	36,930	37,576
Intelsat (Bermuda), Ltd. 8.625% 2015	13,350	13,717
Intelsat PanAmSat Opco 9.00% 2016[2]	13,075	13,533
Intelsat (Bermuda), Ltd. 9.25% 2016[2]	27,200	28,730
Intelsat (Bermuda), Ltd. 11.25% 2016[2]	5,550	5,925
Qwest Capital Funding, Inc. 7.00% 2009	20,500	20,705
Qwest Capital Funding, Inc. 7.90% 2010	16,835	17,382
Qwest Communications International Inc. 7.25% 2011	39,575	39,773
Qwest Capital Funding, Inc. 7.25% 2011	29,830	29,979
Qwest Corp. 8.875% 2012	3,600	3,946
Qwest Communications International Inc., Series B, 7.50% 2014	6,000	6,045
U S WEST Capital Funding, Inc. 6.50% 2018	2,000	1,820
Qwest Capital Funding, Inc. 7.625% 2021	2,000	1,947
U S WEST Capital Funding, Inc. 6.875% 2028	13,064	11,758
Qwest Capital Funding, Inc. 7.75% 2031	3,655	3,545
Alamosa (Delaware), Inc. 8.50% 2012	1,925	2,060
Nextel Communications, Inc., Series E, 6.875% 2013	14,500	14,776
Nextel Communications, Inc., Series D, 7.375% 2015	85,378	88,177
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	34,505	36,834
Centennial Communications Corp. 11.258% 2013[3]	39,750	41,241
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[3]	24,175	23,933
American Tower Corp. 7.25% 2011	8,925	9,237
American Tower Corp. 7.125% 2012	64,360	66,291
American Tower Corp. 7.50% 2012	18,300	18,895
Hawaiian Telcom Communications, Inc. 9.75% 2013	23,340	24,099
Hawaiian Telcom Communications, Inc. 10.789% 2013[3]	19,715	20,257
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	8,725	9,205
Rural Cellular Corp. 8.25% 2012	11,850	12,265
Rural Cellular Corp. 11.239% 2012[3]	28,900	29,948
MetroPCS, Inc., Second Lien Loan, 12.938% 2007[3,4]	26,850	28,058
MetroPCS, Inc., First Lien Loan, 10.188% 2011[3,4]	11,575	11,778
Cincinnati Bell Inc. 7.25% 2013	38,425	39,482
Rogers Wireless Inc. 7.25% 2012	11,725	12,326
Rogers Wireless Inc. 7.50% 2015	17,950	19,251
Rogers Cantel Inc. 9.75% 2016	1,625	2,047
NTELOS Inc., Term Loan B, 7.58% 2011[3,4]	21,392	21,418
Millicom International Cellular SA 10.00% 2013	16,550	17,853
Nordic Telephone Co. Holding ApS 8.875% 2016[2]	7,900	8,344
Level 3 Financing, Inc. 12.25% 2013	5,600	6,272
AT&T Corp. 7.30% 2011[3]	4,341	4,710
iPCS, Inc. 11.50% 2012	1,500	1,687
		1,373,494

INDUSTRIALS — 11.05%
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012[4]	5,000	5,228
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[4]	3,883	3,824
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[4]	6,914	6,849
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	15,320	14,947
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[4]	14,562	13,973
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	5,924	6,102
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	5,597	5,597
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	9,817	9,993
Continental Airlines, Inc., Series 2003-ERJ1, Class A, 7.875% 2020[4]	31,092	30,723
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	3,734	3,737
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	3,060	3,272
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	5,059	5,391
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[4]	11,786	11,498
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	2,383	2,384
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[4]	17,433	18,664
UAL Corp., Term Loan B, 9.08% 2012[3,4]	67,045	67,548
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[4]	8,093	8,089
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	7,988	8,013
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[4,5]	1,213	667
AMR Corp., Series B, 10.45% 2011	1,850	1,776
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[4]	17,375	17,104
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	5,190	5,381
AMR Corp. 9.00% 2012	16,155	16,317
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4]	19,994	21,506
AMR Corp. 9.00% 2016	1,475	1,460
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[4]	25,120	23,158
AMR Corp. 9.88% 2020	1,275	1,221
AMR Corp. 9.80% 2021	2,555	2,472
AMR Corp. 10.00% 2021	9,000	8,730
Allied Waste North America, Inc. 8.50% 2008	16,500	17,366
Allied Waste North America, Inc., Series B, 6.50% 2010	14,500	14,355
Allied Waste North America, Inc., Series B, 5.75% 2011	24,380	23,496
Allied Waste North America, Inc., Series B, 6.375% 2011	5,000	4,900
Allied Waste North America, Inc., Series B, 6.125% 2014	10,000	9,375
Allied Waste North America, Inc., Series B, 7.375% 2014	22,830	22,602
NTK Holdings Inc. 0%/10.75% 2014[1]	52,460	36,460
THL Buildco, Inc. 8.50% 2014	41,445	39,373
Nielsen Finance LLC, Term Loan B, 8.195% 2013[3,4]	12,500	12,500
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[2]	43,750	45,445
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[1,2]	29,400	17,383
DRS Technologies, Inc. 6.875% 2013	36,855	36,579
DRS Technologies, Inc. 6.625% 2016	8,900	8,789
DRS Technologies, Inc. 7.625% 2018	22,050	22,491
Goodman Global Holdings, Inc., Series B, 7.875% 2012	44,980	43,068
Goodman Global Holdings, Inc., Series B, 8.329% 2012[3]	10,270	10,437
Accuride Corp. 8.50% 2015	46,015	43,024
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	41,290	42,942
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	28,948	29,961
H-Lines Finance Holding Corp. 0%/11.00% 2013[1]	12,540	11,098
Ashtead Group PLC 8.625% 2015[2]	19,525	19,916
Ashtead Capital, Inc. 9.00% 2016[2]	15,150	15,832
Standard Aero Holdings, Inc. 8.25% 2014	30,445	29,532
RBS Global, Inc. and Rexnord Corp. 9.50% 2014[2]	20,625	21,038
RBS Global, Inc. and Rexnord Corp. 11.75% 2016[2]	7,750	8,021
TFM, SA de CV 10.25% 2007	2,295	2,358
TFM, SA de CV 9.375% 2012	22,500	23,963
TFM, SA de CV 12.50% 2012	2,310	2,553
K&F Industries, Inc. 7.75% 2014	27,635	27,842
Argo-Tech Corp. 9.25% 2011	25,955	27,123
Northwest Airlines, Inc. 8.70% 2007[5]	5,000	2,788
Northwest Airlines, Inc. 9.875% 2007[5]	9,500	5,332
Northwest Airlines, Inc. 7.875% 2008[5]	15,900	8,825
Northwest Airlines, Inc. 10.00% 2009[5]	7,300	3,960
Northwest Airlines, Inc. 8.875% 2006[5]	8,315	4,552
United Rentals (North America), Inc., Series B, 6.50% 2012	16,675	16,175
United Rentals (North America), Inc. 7.75% 2013	8,625	8,539
ACIH, Inc. 0%/11.50% 2012[1,2]	36,685	24,579
Quebecor World Inc. 8.75% 2016[2]	22,340	21,614
Jacuzzi Brands, Inc. 9.625% 2010	18,900	20,128
Williams Scotsman, Inc. 8.50% 2015	15,775	16,209
Terex Corp. 9.25% 2011	5,200	5,505
Terex Corp. 7.375% 2014	9,075	9,166
CCMG Acquisition Corp. 8.875% 2014[2]	3,175	3,342
CCMG Acquisition Corp. 10.50% 2016[2]	8,600	9,503
Delta Air Lines, Inc. 8.00% 2007[2,5]	15,525	4,386
Delta Air Lines, Inc. 7.90% 2009[5]	5,000	1,450
Delta Air Lines, Inc. 10.125% 2010[5]	1,650	474
Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.619% 2011[4]	2,166	2,165
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012	2,500	2,414
Delta Air Lines, Inc. 9.75% 2021[5]	2,200	632
Delta Air Lines, Inc. 10.375% 2022[5]	3,000	862
Kansas City Southern Railway Co. 9.50% 2008	3,150	3,292
Kansas City Southern Railway Co. 7.50% 2009	8,817	8,861
American Standard Inc. 8.25% 2009	5,190	5,529
American Standard Inc. 7.625% 2010	4,300	4,541
TransDigm Inc. 7.75% 2014[2]	9,785	9,907
Gol Finance 8.75% (undated)[2]	9,900	9,652
H&E Equipment Services, Inc. 8.375% 2016[2]	8,650	8,909
Mobile Storage Group, Inc. 9.75% 2014[2]	7,200	7,416
Bombardier Inc. 6.75% 2012[2]	6,600	6,319
UCAR Finance Inc. 10.25% 2012	5,551	5,856
Cummins Inc. 9.50% 2010	5,550	5,840
Park-Ohio Industries, Inc. 8.375% 2014	6,225	5,696
AGCO Corp. 6.875% 2014	€1,500	1,941
		1,251,805

MATERIALS — 9.19%
JSG Funding PLC 9.625% 2012	$7,267	7,703
JSG Funding PLC 7.75% 2015	€12,250	15,074
JSG Funding PLC 7.75% 2015	$7,000	6,650
JSG Holdings PLC 11.50% 2015[6]	€41,591	53,912
Smurfit Capital Funding PLC 7.50% 2025	$4,250	3,995
Georgia-Pacific Corp., First Lien Term Loan B, 7.39% 2012[3,4]	32,016	32,076
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013[3,4]	49,475	50,032
Lyondell Chemical Co. 9.50% 2008	5,885	6,084
Equistar Chemicals, LP 10.125% 2008	15,650	16,648
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	10,265	10,676
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011	23,025	24,809
Lyondell Chemical Co. 8.25% 2016	10,150	10,353
Stone Container Corp. 9.75% 2011	5,220	5,403
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	33,010	31,772
Stone Container Corp. 8.375% 2012	8,515	8,217
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	24,030	22,288
Abitibi-Consolidated Co. of Canada 5.25% 2008	6,250	6,031
Abitibi-Consolidated Finance LP 7.875% 2009	7,415	7,378
Abitibi-Consolidated Inc. 8.55% 2010	5,775	5,761
Abitibi-Consolidated Co. of Canada 8.89% 2011[3]	20,500	20,193
Abitibi-Consolidated Co. of Canada 6.00% 2013	1,000	817
Abitibi-Consolidated Co. of Canada 8.375% 2015	29,000	26,535
Associated Materials Inc. 9.75% 2012	22,960	23,017
AMH Holdings, Inc. 0%/11.25% 2014[1]	66,375	36,838
Owens-Illinois, Inc. 8.10% 2007	250	254
Owens-Illinois, Inc. 7.35% 2008	2,440	2,470
Owens-Brockway Glass Container Inc. 8.875% 2009	8,988	9,280
Owens-Illinois, Inc. 7.50% 2010	2,000	2,010
Owens-Brockway Glass Container Inc. 7.75% 2011	15,985	16,505
Owens-Brockway Glass Container Inc. 8.75% 2012	22,225	23,558
Owens-Brockway Glass Container Inc. 8.25% 2013	4,150	4,274
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	464
Building Materials Corp. of America, Series B, 8.00% 2007	$6,925	6,908
Building Materials Corp. of America 8.00% 2008	15,370	15,312
Building Materials Corp. of America 7.75% 2014	39,235	35,017
Georgia Gulf Corp. 9.50% 2014[2]	40,800	40,647
Georgia Gulf Corp. 10.75% 2016[2]	15,975	15,735
Graphic Packaging International, Inc. 8.50% 2011	32,565	33,461
Graphic Packaging International, Inc. 9.50% 2013	16,925	17,390
Boise Cascade, LLC and Boise Cascade Finance Corp. 8.382% 2012[3]	4,300	4,343
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	42,130	39,497
Nalco Co. 7.75% 2011	21,150	21,679
Nalco Co. 8.875% 2013	12,100	12,675
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[1]	6,300	4,977
AEP Industries Inc. 7.875% 2013	24,150	24,271
United States Steel Corp. 10.75% 2008	1,000	1,086
United States Steel Corp. 9.75% 2010	20,923	22,440
Rhodia 10.25% 2010	9,507	10,695
Rhodia 8.875% 2011	392	407
Rhodia SA 9.25% 2011	€8,590	11,728
FMG Finance Pty Ltd. 10.625% 2016[2]	$22,950	22,147
Earle M. Jorgensen Co. 9.75% 2012	17,840	19,111
Domtar Inc. 7.125% 2015	13,135	12,281
Domtar Inc. 9.50% 2016	6,350	6,652
Plastipak Holdings, Inc. 8.50% 2015[2]	17,990	18,260
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[1]	12,722	10,384
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	7,075	7,712
Ainsworth Lumber Co. Ltd. 7.25% 2012	5,350	3,986
Ainsworth Lumber Co. Ltd. 6.75% 2014	13,730	9,680
Ainsworth Lumber Co. Ltd. 6.75% 2014	5,550	3,913
Chemtura Corp. 6.875% 2016	16,825	16,678
Rockwood Specialties Group, Inc. 10.625% 2011	511	549
Rockwood Specialties Group, Inc. 7.50% 2014	3,700	3,663
Rockwood Specialties Group, Inc. 7.625% 2014	€7,200	9,499
Neenah Paper, Inc. 7.375% 2014	$14,325	13,501
Covalence Specialty Materials Corp. 10.25% 2016[2]	11,525	11,237
Steel Dynamics, Inc. 9.50% 2009	9,800	10,155
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	9,000	8,887
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011	7,075	7,659
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	6,640	6,590
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,287
Exopack Holding Corp. 11.25% 2014[2]	4,050	4,172
Ispat Inland ULC 9.75% 2014	3,233	3,646
Huntsman LLC 11.50% 2012	500	571
Huntsman International LLC 7.50% 2015	€2,250	3,072
Norampac Inc. 6.75% 2013	$3,500	3,325
Airgas, Inc. 6.25% 2014	3,500	3,281
Novelis Inc. 7.25% 2015[2]	2,750	2,626
AK Steel Corp. 7.75% 2012	2,650	2,594
		1,040,463

ENERGY — 5.92%
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[2]	2,000	2,020
Williams Companies, Inc. 6.375% 2010[2]	6,000	6,000
Williams Companies, Inc. 7.508% 2010[2,3]	8,000	8,180
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	2,125	2,189
Williams Companies, Inc. 7.125% 2011	1,900	1,957
Williams Partners LP 7.50% 2011[2]	16,525	16,649
Williams Companies, Inc. 8.125% 2012	22,150	23,756
Transcontinental Gas Pipe Line Corp. 6.40% 2016[2]	3,150	3,130
Northwest Pipeline Corp. 7.00% 2016[2]	5,000	5,138
Williams Companies, Inc. 7.875% 2021	5,000	5,250
Transcontinental Gas Pipe Line Corp. 7.25% 2026	11,535	11,809
Williams Companies, Inc. 8.75% 2032	39,370	43,307
El Paso Corp. 7.625% 2007	2,000	2,035
El Paso Corp. 6.375% 2009	5,995	6,010
El Paso Corp. 7.75% 2010	16,975	17,654
Sonat Inc. 7.625% 2011	23,325	24,025
El Paso Credit Linked Trust 7.75% 2011[2]	8,800	9,086
El Paso Energy Corp. 7.375% 2012	9,670	9,875
El Paso Corp. 7.875% 2012	1,625	1,694
El Paso Corp. 9.625% 2012	8,500	9,456
El Paso Natural Gas Co. 7.50% 2026	575	604
Tennessee Gas Pipeline Co. 7.00% 2028	4,000	4,004
Southern Natural Gas Co. 7.35% 2031	3,525	3,670
Southern Natural Gas Co. 8.00% 2032	1,950	2,166
Pogo Producing Co. 7.875% 2013[2]	31,450	32,197
Pogo Producing Co. 6.625% 2015	1,725	1,656
Pogo Producing Co. 6.875% 2017	41,700	39,980
Premcor Refining Group Inc. 9.25% 2010	12,675	13,409
Premcor Refining Group Inc. 6.75% 2011	8,475	8,857
Premcor Refining Group Inc. 9.50% 2013	10,425	11,363
Premcor Refining Group Inc. 6.75% 2014	5,000	5,142
Premcor Refining Group Inc. 7.50% 2015	29,775	31,142
Newfield Exploration Co., Series B, 7.45% 2007	1,750	1,778
Newfield Exploration Co. 7.625% 2011	3,500	3,627
Newfield Exploration Co. 6.625% 2014	14,575	14,338
Newfield Exploration Co. 6.625% 2016	36,075	35,263
Drummond Co., Inc. 7.375% 2016[2]	46,205	43,664
Teekay Shipping Corp. 8.875% 2011	30,092	31,898
Ultrapetrol Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	27,955	25,858
Encore Acquisition Co. 6.00% 2015	23,800	21,896
International Coal Group, Inc. 10.25% 2014[2]	21,750	20,771
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	18,367	20,112
Enterprise Products Operating LP 8.375% 2066[3]	16,000	16,870
Overseas Shipholding Group, Inc. 8.25% 2013	6,010	6,250
Overseas Shipholding Group, Inc. 8.75% 2013	4,555	4,897
Peabody Energy Corp., Series B, 6.875% 2013	7,000	6,930
Peabody Energy Corp. 5.875% 2016	4,000	3,690
Massey Energy Co. 6.625% 2010	3,000	2,940
Massey Energy Co. 6.875% 2013	7,925	7,212
Targa Resources, Inc. and Targa Resources Finance Corp. 8.50% 2013[2]	10,060	10,085
OMI Corp. 7.625% 2013	9,500	9,643
Whiting Petroleum Corp. 7.25% 2013	8,850	8,717
Compton Petroleum Finance Corp. 7.625% 2013	7,150	6,936
Pemex Project Funding Master Trust 7.875% 2009	1,400	1,469
Pemex Project Funding Master Trust 8.625% 2022	1,170	1,408
Petrozuata Finance, Inc., Series B, 8.22% 2017[2,4]	300	294
		669,956

FINANCIALS — 5.07%
General Motors Acceptance Corp. 6.125% 2007	17,500	17,478
General Motors Acceptance Corp. 6.125% 2007	5,000	4,994
General Motors Acceptance Corp. 6.15% 2007	14,035	14,021
General Motors Acceptance Corp. 6.243% 2007[3]	3,000	2,990
General Motors Acceptance Corp. 6.875% 2011	4,450	4,431
General Motors Acceptance Corp. 7.25% 2011	45,460	45,762
General Motors Acceptance Corp. 6.875% 2012	14,225	14,097
General Motors Acceptance Corp. 7.00% 2012	31,535	31,466
General Motors Acceptance Corp. 6.75% 2014	19,000	18,577
General Motors Acceptance Corp. 7.60% 2014[3]	15,000	15,065
Ford Motor Credit Co. 7.20% 2007	30,825	30,812
Ford Motor Credit Co. 7.875% 2010	5,000	4,873
Ford Motor Credit Co. 9.75% 2010[2]	44,000	45,466
Ford Motor Credit Co. 7.25% 2011	750	708
Ford Motor Credit Co. 9.875% 2011	5,000	5,179
E*TRADE Financial Corp. 8.00% 2011	4,000	4,160
E*TRADE Financial Corp. 7.375% 2013	2,250	2,312
E*TRADE Financial Corp. 7.875% 2015	36,420	38,514
Host Marriott, LP, Series G, 9.25% 2007	1,725	1,788
Host Marriott, LP, Series I, 9.50% 2007	2,050	2,078
Host Marriott, LP, Series M, 7.00% 2012	23,900	24,288
Host Marriott, LP, Series K, 7.125% 2013	14,375	14,627
Host Marriott, LP, Series O, 6.375% 2015	1,025	999
Providian Financial Corp., Series A, 9.525% 2027[2]	15,000	15,852
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	25,000	24,647
Rouse Co. 3.625% 2009	12,415	11,783
Rouse Co. 7.20% 2012	12,370	12,713
Rouse Co. 5.375% 2013	3,715	3,453
Rouse Co. 6.75% 2013[2]	5,925	5,951
Kazkommerts International BV 8.50% 2013[2]	3,500	3,701
Kazkommerts International BV 8.50% 2013	1,500	1,586
Kazkommerts International BV 7.875% 2014[2]	10,000	10,200
Kazkommerts International BV 8.00% 2015[2]	6,000	6,090
TuranAlem Finance BV 7.875% 2010	10,000	10,212
TuranAlem Finance BV 7.75% 2013[2]	8,500	8,474
TuranAlem Finance BV 8.50% 2015[2]	2,280	2,324
MBNA Corp. 5.625% 2007	10,000	10,036
MBNA Capital A, Series A, 8.278% 2026	7,500	7,835
Lazard Group LLC 7.125% 2015	14,785	15,430
FelCor Lodging LP 8.50% 2011[3]	11,505	12,238
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	12,210
ILFC E-Capital Trust II 6.25% 2065[2,3]	8,000	8,011
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[2,3]	7,150	7,224
iStar Financial, Inc. 7.00% 2008	2,375	2,434
iStar Financial, Inc., Series B, 4.875% 2009	2,000	1,975
iStar Financial, Inc. 6.00% 2010	2,250	2,290
LaBranche & Co Inc. 11.00% 2012	6,000	6,450
UnumProvident Finance Co. PLC 6.85% 2015[2]	6,250	6,425
Chevy Chase Bank, FSB 6.875% 2013	5,500	5,528
Sovereign Capital Trust I 9.00% 2027	5,000	5,264
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026	4,500	4,748
Crescent Real Estate LP 7.50% 2007	3,500	3,544
Korea First Bank 7.267% 2034[2,3]	870	938
		574,251

UTILITIES — 4.86%
Mission Energy Holding Co. 13.50% 2008	38,350	43,000
Edison Mission Energy 7.73% 2009	35,250	36,396
Edison Mission Energy 7.50% 2013[2]	45,375	46,056
Edison Mission Energy 7.75% 2016[2]	19,725	20,070
Midwest Generation, LLC, Series B, 8.56% 2016[4]	25,378	26,980
Homer City Funding LLC 8.734% 2026[4]	9,342	10,393
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	16,500	17,696
AES Corp. 9.50% 2009	26,032	27,919
AES Corp. 9.375% 2010	13,644	14,804
AES Corp. 8.875% 2011	8,475	9,111
AES Corp. 8.75% 2013[2]	43,985	47,394
AES Gener SA 7.50% 2014	18,350	19,089
AES Corp. 9.00% 2015[2]	15,150	16,400
AES Red Oak, LLC, Series A, 8.54% 2019[4]	4,486	4,800
AES Red Oak, LLC, Series B, 9.20% 2029[4]	5,000	5,550
NRG Energy, Inc. 7.25% 2014	31,750	31,591
NRG Energy, Inc. 7.375% 2016	29,700	29,589
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,700	5,198
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,072
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,745
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	19,217	21,064
Sierra Pacific Resources 8.625% 2014	12,000	13,017
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,476
Nevada Power Co., Series M, 5.95% 2016[2]	1,600	1,606
Sierra Pacific Resources 6.75% 2017	2,000	2,011
Mirant Americas Generation, Inc. 8.30% 2011	5,500	5,534
Mirant Americas Generation, Inc. 9.125% 2031	20,000	20,450
Enersis SA 7.375% 2014	16,800	17,887
PSEG Energy Holdings Inc. 8.625% 2008	15,999	16,679
Calpine Generating Co., LLC and CalGen Finance Corp. 11.08% 2010[3,4]	12,000	12,690
FPL Energy National Wind Portfolio, LLC 6.125% 2019[2,4]	4,423	4,311
FPL Energy American Wind, LLC 6.639% 2023[2,4]	7,104	7,349
Electricidad de Caracas Finance BV 10.25% 2014[2]	7,480	7,873
		550,800

CONSUMER STAPLES — 4.44%
SUPERVALU INC., Term Loan B, 7.188% 2012[3,4]	17,300	17,322
SUPERVALU INC. 7.50% 2012	11,500	11,718
Albertson’s, Inc. 7.45% 2029	16,695	15,547
Albertson’s, Inc. 8.00% 2031	16,055	15,688
Stater Bros. Holdings Inc. 8.89% 2010[3]	8,450	8,577
Stater Bros. Holdings Inc. 8.125% 2012	37,005	37,375
Jean Coutu Group (PJC) Inc. 7.625% 2012	1,425	1,505
Jean Coutu Group (PJC) Inc. 8.50% 2014	40,750	39,426
Rite Aid Corp. 6.125% 2008[2]	7,950	7,821
Rite Aid Corp. 8.125% 2010	1,000	1,007
Rite Aid Corp. 9.50% 2011	9,500	9,868
Rite Aid Corp. 7.50% 2015	7,000	6,667
Rite Aid Corp. 7.70% 2027	8,000	6,370
Rite Aid Corp. 6.875% 2028	12,477	9,061
Dole Food Co., Inc. 7.25% 2010	12,325	11,493
Dole Food Co., Inc. 8.875% 2011	29,390	28,288
Delhaize America, Inc. 8.125% 2011	23,645	25,496
Delhaize America, Inc. 9.00% 2031	9,500	11,176
Pathmark Stores, Inc. 8.75% 2012	29,810	28,990
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	26,840	27,310
Rayovac Corp. 8.50% 2013	3,885	3,380
Spectrum Brands, Inc. 7.375% 2015	28,710	23,112
Playtex Products, Inc. 8.00% 2011	5,000	5,213
Playtex Products, Inc. 9.375% 2011	16,160	16,968
Vitamin Shoppe Industries, Inc. 12.905% 2012[2,3]	20,610	21,280
Elizabeth Arden, Inc. 7.75% 2014	20,372	20,066
Gold Kist Inc. 10.25% 2014	14,729	17,012
Koninklijke Ahold NV 5.875% 2008	€2,367	3,086
Ahold Finance U.S.A., Inc. 6.25% 2009	$6,960	7,064
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025[4]	4,420	4,555
Winn-Dixie Stores, Inc. 8.875% 2008[5]	18,675	12,419
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[2,4,5]	1,971	1,652
Tyson Foods, Inc. 6.85% 2016[3]	12,885	13,290
Del Monte Corp., Series B, 8.625% 2012	10,550	11,117
Roundy’s Supermarkets, Inc., Term Loan B, 8.365% 2011[3,4]	8,955	9,033
Duane Reade Inc. 9.89% 2010[3]	6,000	6,105
Smithfield Foods, Inc. 7.625% 2008	1,125	1,148
Smithfield Foods, Inc., Series A, 8.00% 2009	3,000	3,150
Smithfield Foods, Inc., Series B, 7.75% 2013	925	957
AAC Group Holding Corp. 12.75% 2012[2,6]	1,875	1,969
		503,281

INFORMATION TECHNOLOGY — 3.97%
Sanmina-SCI Corp. 6.75% 2013	2,000	1,895
Sanmina-SCI Corp. 8.125% 2016	77,725	76,559
Celestica Inc. 7.875% 2011	41,170	41,582
Celestica Inc. 7.625% 2013	28,420	28,349
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014[2]	58,375	60,418
Electronic Data Systems Corp. 7.125% 2009	4,800	5,024
Electronic Data Systems Corp., Series B, 6.50% 2013[3]	41,040	41,689
Electronic Data Systems Corp. 7.45% 2029	2,200	2,421
Nortel Networks Ltd. 9.73% 2011[2,3]	10,600	10,997
Nortel Networks Ltd. 10.125% 2013[2]	27,425	29,071
Nortel Networks Ltd. 10.75% 2016[2]	7,325	7,874
SunGard Data Systems Inc. 3.75% 2009	2,550	2,397
SunGard Data Systems Inc. 9.125% 2013	25,145	26,151
SunGard Data Systems Inc. 4.875% 2014	4,500	3,915
SunGard Data Systems Inc. 10.25% 2015	6,000	6,210
Xerox Corp. 9.75% 2009	2,000	2,175
Xerox Corp. 7.125% 2010	19,650	20,534
Xerox Corp. 7.625% 2013	5,000	5,275
Sensata Technologies BV 8.00% 2014[2]	26,130	25,542
Serena Software, Inc. 10.375% 2016	19,117	20,121
Jabil Circuit, Inc. 5.875% 2010	9,250	9,341
Iron Mountain Inc. 7.75% 2015	8,410	8,452
Freescale Semiconductor, Inc. 6.875% 2011	5,000	5,288
Solectron Global Finance, LTD 8.00% 2016	4,400	4,378
Hyundai Semiconductor America, Inc. 8.625% 2007[2]	2,600	2,626
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.64% 2011[3]	1,625	1,381
Exodus Communications, Inc. 11.625% 2010[5,7]	3,774	—
		449,665

HEALTH CARE — 3.72%
Tenet Healthcare Corp. 6.375% 2011	30,260	26,742
Tenet Healthcare Corp. 7.375% 2013	11,140	10,096
Tenet Healthcare Corp. 9.875% 2014	18,100	18,123
Tenet Healthcare Corp. 9.25% 2015	35,475	34,322
Warner Chilcott Corp. 8.75% 2015	71,014	73,855
HealthSouth Corp. 11.418% 2014[2,3]	36,200	37,105
HealthSouth Corp. 10.75% 2016[2]	32,000	32,840
Concentra Operating Corp. 9.50% 2010	26,400	27,588
Concentra Operating Corp. 9.125% 2012	24,990	26,114
Select Medical Corp. 7.625% 2015	27,350	23,179
Select Medical Holdings Corp. 11.175% 2015[3]	10,000	8,850
Team Finance LLC and Health Finance Corp. 11.25% 2013	27,190	28,006
Accellent Inc. 10.50% 2013	24,325	25,420
Columbia/HCA Healthcare Corp. 7.00% 2007	7,755	7,833
Columbia/HCA Healthcare Corp. 7.25% 2008	1,000	1,012
HCA — The Healthcare Co. 7.875% 2011	1,250	1,202
HCA Inc. 6.30% 2012	2,975	2,525
HCA Inc. 6.95% 2012	2,000	1,757
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	13,005	13,915
MedCath Holdings Corp. 9.875% 2012	11,575	12,385
Triad Hospitals, Inc. 7.00% 2012	8,925	8,880
		421,749

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 4.28%
Argentina (Republic of) 4.193% 2012[3,4]	36,580	25,335
Argentina (Republic of) 7.255% 2033[4,6,8]	ARS109,942	32,833
Argentina (Republic of) GDP-Linked 2035	347,027	10,289
Argentina (Republic of) 0% 2035	$70,000	6,860
Argentina (Republic of) 0.797% 2038[4,8]	ARS131,471	16,647
Brazilian Treasury Bill 6.00% 2010[8]	R$26,761	11,155
Brazil (Federal Republic of) Global 10.25% 2013	$7,125	8,717
Brazil (Federal Republic of) Global 10.50% 2014	3,000	3,777
Brazil (Federal Republic of) Global 8.00% 2018[4]	6,820	7,509
Brazil (Federal Republic of) Global 8.875% 2024	1,895	2,283
Brazil (Federal Republic of) Global 7.125% 2037	2,500	2,559
Brazil (Federal Republic of) Global 11.00% 2040	26,485	34,530
Russian Federation 8.25% 2010[2,4]	4,444	4,678
Russian Federation 12.75% 2028	8,000	14,370
Russian Federation 5.00%/7.50% 2030[1,4]	32,365	36,148
Turkey (Republic of) Treasury Bill 0% 2006	TRY17,000	10,939
Turkey (Republic of) 20.00% 2007	23,983	15,767
Turkey (Republic of) Treasury Bill 0% 2007	11,943	6,959
Turkey (Republic of) Treasury Bill 0% 2007	12,000	6,857
Turkey (Republic of) 15.00% 2010	16,262	9,345
Panama (Republic of) Global 7.125% 2026	$585	616
Panama (Republic of) Global 8.875% 2027	6,500	8,076
Panama (Republic of) Global 6.70% 2036[4]	28,009	27,869
United Mexican States Government, Series M10, 10.50% 2011	MXP12,320	1,315
United Mexican States Government Global 6.375% 2013	$3,540	3,731
United Mexican States Government, Series MI10, 8.00% 2013	MXP52,500	4,721
United Mexican States Government Global 11.375% 2016	$2,501	3,595
United Mexican States Government, Series M20, 8.00% 2023	MXP55,000	4,790
United Mexican States Government, Series M20, 10.00% 2024	70,000	7,267
United Mexican States Government Global 8.30% 2031	$3,020	3,773
United Mexican States Government Global 7.50% 2033	2,285	2,641
Peru (Republic of) 9.125% 2012	4,909	5,658
Peru (Republic of) 9.875% 2015	13,500	16,774
Peru (Republic of) 8.375% 2016	2,500	2,894
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[3,4]	331	327
Peru (Republic of) 7.35% 2025	500	535
Dominican Republic 9.50% 2011[4,6]	5,626	6,077
Dominican Republic 9.50% 2011[2,4,6]	3,436	3,711
Dominican Republic 9.04% 2018[2,4]	9,001	10,081
Dominican Republic 9.04% 2018[4]	4,902	5,490
Dominican Republic 6.188% 2024[3]	500	492
Colombia (Republic of) Global 10.00% 2012	1,500	1,756
Colombia (Republic of) Global 10.75% 2013	8,550	10,482
Colombia (Republic of) Global 12.00% 2015	COP3,940,000	1,878
Colombia (Republic of) Global 11.75% 2020	$1,936	2,720
Colombia (Republic of) Global 10.375% 2033	823	1,123
Columbia (Republic of) Global 7.375% 2037	4,139	4,201
Indonesia (Republic of) 12.25% 2007	IDR28,500,000	3,141
Indonesia (Republic of) 12.50% 2013	77,730,000	9,101
Indonesia (Republic of) 6.875% 2017[2]	$1,000	1,027
Indonesia (Republic of) 11.00% 2020	IDR30,770,000	3,263
Indonesia (Republic of) 12.90% 2022	45,000,000	5,435
Venezuela (Republic of) 10.75% 2013	$6,000	7,350
Venezuela (Republic of) Global 8.50% 2014	1,250	1,387
Venezuela (Republic of) 9.25% 2027	3,935	4,828
Venezuela (Republic of) 9.375% 2034	3,000	3,715
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[2]	4,000	5,180
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,000	5,180
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP38,450	6,533
Egypt (Arab Republic of) Treasury Bill 0% 2007	11,550	1,959
El Salvador (Republic of) 7.75% 2023[2]	$2,775	3,112
El Salvador (Republic of) 7.65% 2035[2]	4,250	4,579
State of Qatar 9.75% 2030	3,500	5,189
Thai Government 4.125% 2009	THB73,490	1,909
Philippines (Republic of) 7.75% 2031	$1,000	1,049
Jamaican Government 9.00% 2015	280	300
		484,387

U.S. TREASURY BONDS & NOTES — 0.26%
U.S. Treasury 3.25% 2007	5,000	4,928
U.S. Treasury 6.625% 2007	25,000	25,246
		30,174

MORTGAGE-BACKED OBLIGATIONS[4]— 0.22%
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[2]	4,000	3,997
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2]	20,380	20,822
		24,819

MUNICIPALS — 0.20%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	16,720	17,932
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	4,500	4,667
		22,599

ASSET-BACKED OBLIGATIONS[4]— 0.15%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[2]	16,500	16,771

Total bonds & notes (cost: $9,912,202,000)		10,021,351

Convertible securities — 1.41%	Shares or principal amount	Market value (000)

INFORMATION TECHNOLOGY — 0.42%
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$17,850,000	$17,761
Conexant Systems, Inc. 4.00% convertible notes 2007	$14,700,000	14,590
SCI Systems, Inc. 3.00% convertible debentures 2007	$12,000,000	11,820
LSI Logic Corp. 4.00% convertible notes 2006	$3,000,000	3,000
		47,171

CONSUMER DISCRETIONARY — 0.38%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€20,645,000	26,649
Amazon.com, Inc. 4.75% convertible debentures 2009	$8,825,000	8,615
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	160,600	5,395
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred 2012[2,6,7]	300	2,565
		43,224

TELECOMMUNICATION SERVICES — 0.23%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,925

UTILITIES — 0.19%
AES Trust VII 6.00% convertible preferred 2008	439,925	21,446

FINANCIALS — 0.19%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	200,000	11,568
Crescent Real Estate Equities Co., Series A, 6.75% convertible preferred	450,000	9,864
		21,432

Total convertible securities (cost: $139,429,000)		159,198

Preferred securities — 1.86%	Shares

FINANCIALS — 1.83%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	52,248,000	55,982
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[2,3]	21,180,000	22,320
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	1,125,000	32,836
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual preferred capital securities[2]	546,648	14,111
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[2,3]	28,963,000	31,060
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	26,075,000	26,091
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[2,3]	13,297,000	14,136
Fannie Mae, Series O, 7.085% preferred[2,3]	150,000	7,978
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred	55,994	3,001
		207,515

CONSUMER DISCRETIONARY — 0.03%
Delphi Corp., Series A, 8.25% cumulative trust preferred 2033[9]	178,800	2,861
Adelphia Communications Corp., Series B, 13.00% preferred 2009[9]	36,196	18
		2,879

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS preferred 2039	18,500	469

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc. — MOD III Inc., units[7,9,10]	1,868	278

Preferred securities	Shares	Market value (000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc. 14.00% preferred 2009[6,7,9]	40	$—

Total preferred securities (cost: $183,407,000)		211,141

Common stocks — 1.85%

TELECOMMUNICATION SERVICES — 0.70%
Dobson Communications Corp., Class A9	3,435,685	24,118
American Tower Corp., Class A9	538,967	19,672
AT&T Inc.	600,000	19,536
Sprint Nextel Corp., Series 1	777,508	13,334
Embarq Corp.	38,875	1,880
Cincinnati Bell Inc.[9]	70,740	341
XO Holdings, Inc.[9]	25,291	124
		79,005

UTILITIES — 0.55%
Drax Group PLC[9]	3,969,950	61,924

INFORMATION TECHNOLOGY — 0.29%
Micron Technology, Inc.[2,9]	678,656	11,809
Micron Technology, Inc.[9]	424,160	7,380
Fairchild Semiconductor International, Inc.[9]	500,000	9,350
ZiLOG, Inc.[9,10]	1,140,500	4,163
		32,702

HEALTH CARE — 0.16%
UnitedHealth Group Inc.	375,000	18,450
Clarent Hospital Corp.[7,9,10]	576,849	144
		18,594

CONSUMER DISCRETIONARY — 0.06%
Emmis Communications Corp., Class A9	201,000	2,462
Clear Channel Communications, Inc.	51,012	1,472
Viacom Inc., Class B9	31,612	1,175
CBS Corp., Class B	31,612	891
Radio One, Inc., Class D, nonvoting[9]	44,000	275
Radio One, Inc., Class A9	22,000	137
		6,412

FINANCIALS — 0.05%
Equity Office Properties Trust	150,000	5,964

INDUSTRIALS — 0.04%
DigitalGlobe Inc.[2,7,9]	3,064,647	3,065
Delta Air Lines, Inc.[2,9]	766,165	1,050
UAL Corp.[9]	20,934	556
		4,671

MISCELLANEOUS — 0.00%
Other common stocks in initial period of acquisition		237

Total common stocks (cost: $154,796,000)		209,509

Warrants — 0.00%	Shares	Market value (000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[9]	50,587	$46
XO Holdings, Inc., Series B, warrants, expire 2010[9]	37,939	23
XO Holdings, Inc., Series C, warrants, expire 2010[9]	37,939	14
KMC Telecom Holdings, Inc., warrants, expire 2008[2,7,9]	22,500	—
GT Group Telecom Inc., warrants, expire 2010[2,7,9]	11,000	—
Allegiance Telecom, Inc., warrants, expire 2008[2,7,9]	5,000	—

Total warrants (cost: $1,100,000)		83

Short-term securities — 5.07%	Principal amount (000)

Clipper Receivables Co., LLC 5.28% due 11/8/2006[2,11]	$30,800	30,632
Clipper Receivables Co., LLC 5.26% due 10/19-12/1/2006[2]	38,905	38,633
Fannie Mae 5.21% due 10/2/2006	61,200	61,182
Hershey Co. 5.19% due 10/31/2006[2]	30,000	29,866
Hershey Co. 5.19% due 11/8/2006[2,11]	25,000	24,859
Wal-Mart Stores Inc. 5.20%-5.21% due 12/19/2006[2]	27,500	27,188
Wal-Mart Stores Inc. 5.20% due 11/28/2006[2,11]	26,000	25,781
Federal Home Loan Bank 5.15% due 11/29/2006[11]	53,000	52,549
Variable Funding Capital Corp. 5.25% due 10/12-10/18/2006[2]	46,400	46,295
Bank of America Corp. 5.255% due 12/12/2006	40,000	39,585
Caterpillar Financial Services Corp. 5.20% due 10/10/2006	35,000	34,949
Three Pillars Funding, LLC 5.26% due 10/5/2006[2]	34,789	34,764
Gannett Co. 5.21% due 10/26-11/6/2006[2]	32,900	32,751
Triple-A One Funding Corp. 5.25% due 10/11/2006[2]	25,030	24,990
General Electric Capital Services, Inc. 5.24% due 10/4/2006	24,100	24,086
Estée Lauder Companies Inc. 5.20% due 10/5/2006[2]	15,000	14,989
International Lease Finance Corp. 5.23% due 10/24/2006	12,200	12,157
Colgate-Palmolive Co. 5.19% due 10/27/2006[2]	9,600	9,563
AT&T Inc. 5.25% due 10/25/2006[2]	9,500	9,465

Total short-term securities (cost: $574,242,000)		574,284

Total investment securities (cost: $10,965,176,000)		11,175,566
Other assets less liabilities		150,791

Net assets		$11,326,357

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Step bond; coupon rate will increase at a later date.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,269,467,000, which represented 20.04% of the net assets of the fund.
3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5Scheduled interest and/or principal payment was not received.
6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Valued under fair value procedures adopted by authority of the board of trustees.
8Index-linked bond whose principal amount moves with a government retail price index.
9Security did not produce income during the last 12 months.
10Represents an affiliated company as defined under the Investment Company Act of 1940.
11This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-921-1106-S6836

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
U.S. corporate bonds & notes	71.9
Non-U.S. corporate bonds & notes	11.4
U.S. government bonds & notes	0.3
Non-U.S. government & government agency bonds & notes	4.3
Common stocks & warrants	1.9
Convertible securities	1.4
Preferred securities	1.9
Other	0.5
Short-term securities & other assets less liabilities	6.4
[end pie chart]

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 88.48%	(000)	(000)	assets

Corporate bonds & notes - 83.37%
Consumer discretionary - 23.02%
Charter Communications Operating, LLC, Term Loan B, 8.125% 2013 (1) (2)	$51,500	$51,822
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (3)	45,950	46,524
8.375% 2014 (3)	24,800	25,327
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	44,665	45,167
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,458
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%-13.50% 2011-2012 (4)	14,375	11,307
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,750	4,346	1.76%
General Motors Corp.:
7.20% 2011	96,220	89,124
7.25% 2013	€ 3,000	3,535
7.125%-9.40% 2013-2033	$75,815	66,721	1.41
Linens 'n Things, Inc. 11.132% 2014 (1) (3)	66,350	64,360.57
CanWest Media Inc., Series B, 8.00% 2012	62,808	62,337.55
Cinemark USA, Inc. 9.00% 2013	58,743	61,240.54
Young Broadcasting Inc. 10.00% 2011	52,810	49,575.44
Grupo Posadas, SA de CV 8.75% 2011 (3)	46,225	48,536.43
Mohegan Tribal Gaming Authority 6.375% 2009	45,540	45,426.40
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	45,910	44,762.39
Bon-Ton Department Stores, Inc. 10.25% 2014	45,200	44,183.39
Tenneco Automotive Inc. 8.625% 2014	43,250	42,926.38
Neiman Marcus Group, Inc. 9.00% 2015 (5)	38,355	40,944.36
Other securities		1,744,517	15.40
		2,607,137	23.02

Telecommunication services - 12.13%
Triton PCS, Inc.:
9.375% 2011	60,855	45,793
8.50% 2013	113,840	106,156
8.75% 2011	46,050	34,653	1.65
Windstream Corp.:
8.625% 2016 (3)	90,575	97,368
8.125% 2013 (3)	25,300	26,976
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	44,450	47,562	1.52
American Cellular Corp., Series B, 10.00% 2011	52,725	55,493
Dobson Communications Corp. 8.875%-9.757% 2012-2013 (1)	57,100	57,456
Dobson Cellular Systems, Inc. 8.375%-9.875% 2011-2012 (3)	53,215	56,231	1.49
Intelsat (Bermuda), Ltd. 8.25%-11.25% 2012-2016 (1) (3)	111,180	114,626
Intelsat PanAmSat Opco 9.00% 2016 (3)	13,075	13,533
Intelsat, Ltd. 6.50%-7.625% 2012-2013	12,500	10,303	1.22
Qwest Capital Funding, Inc. 7.00%-7.90% 2009-2031	72,820	73,558
Qwest Communications International Inc. 7.25%-7.50% 2011-2014	45,575	45,818
U S WEST Capital Funding, Inc. 6.50%-6.875% 2018-2028	15,064	13,578
Qwest Corp. 8.875% 2012	3,600	3,946	1.21
Nextel Communications, Inc.:
Series D, 7.375% 2015	85,378	88,177
Series E, 6.875% 2013	14,500	14,776
Alamosa (Delaware), Inc. 8.50% 2012	1,925	2,060.93
American Tower Corp.:
7.125% 2012	64,360	66,291
7.25%-7.50% 2011-2012	27,225	28,132.83
Centennial Communications Corp. 11.258% 2013 (1)	39,750	41,241.37
Other securities		329,767	2.91
		1,373,494	12.13

Industrials - 11.05%
Continental Airlines, Inc. 6.545%- 8.388% 2012-2022 (2)	121,748	121,134	1.07
UAL Corp., Term Loan B, 9.08% 2012 (1) (2)	67,045	67,548.60
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014 (3)	43,750	45,445.40
Goodman Global Holdings, Inc., Series B, 7.875% 2012	44,980	43,068.38
Accuride Corp. 8.50% 2015	46,015	43,024.38
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	41,290	42,942.38
Other securities		888,644	7.84
		1,251,805	11.05

Materials - 9.19%
JSG Holdings PLC 11.50% 2015 (5)	€ 41,591	53,912.48
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013 (1) (2)	$49,475	50,032.44
Georgia Gulf Corp. 9.50% 2014 (3)	40,800	40,647.36
Other securities		895,872	7.91
		1,040,463	9.19

Energy - 5.92%
Williams Companies, Inc.:
8.75% 2032	39,370	43,307
6.375%-8.125% 2010-2021 (1) (3)	43,050	45,143
Transcontinental Gas Pipe Line Corp. 6.40%-7.25% 2011-2026 (3)	16,810	17,128
Northwest Pipeline Corp. 7.00% 2016 (3)	5,000	5,138
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009 (3)	2,000	2,020
Williams Partners LP 7.50% 2011 (3)	16,525	16,649	1.14
Drummond Co., Inc. 7.375% 2016 (3)	46,205	43,664.39
Other securities		496,907	4.39
		669,956	5.92

Financials - 5.07%
General Motors Acceptance Corp.:
7.25% 2011	45,460	45,762
6.125%-7.60% 2007-2014 (1)	123,745	123,119	1.49
Ford Motor Credit Co. 9.75% 2010 (3)	44,000	45,466.40
Other securities		359,904	3.18
		574,251	5.07

Utilities - 4.86%
Edison Mission Energy:
7.50% 2013 (3)	45,375	46,056
7.73%-7.75% 2009-2016 (3)	54,975	56,466
Mission Energy Holding Co. 13.50% 2008	38,350	43,000
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	25,378	26,980
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	16,500	17,696
Homer City Funding LLC 8.734% 2026 (2)	9,342	10,393	1.77
AES Corp.:
8.75% 2013 (3)	43,985	47,394
8.875%-9.50% 2009-2015 (3)	63,301	68,234
AES Gener SA 7.50% 2014	18,350	19,089
AES Red Oak, LLC 8.54%-9.20% 2019-2029 (2)	9,486	10,350	1.28
Other securities		205,142	1.81
		550,800	4.86

Consumer staples - 4.44%
Other securities		503,281	4.44

Information technology - 3.97%
Sanmina-SCI Corp. 8.125% 2016	77,725	76,559.68
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014 (3)	58,375	60,418.53
Electronic Data Systems Corp., Series B, 6.50% 2013 (1)	41,040	41,689.37
Celestica Inc. 7.875% 2011	41,170	41,582.37
Other securities		229,417	2.02
		449,665	3.97

Health care - 3.72%
Warner Chilcott Corp. 8.75% 2015	71,014	73,855.65
Other securities		347,894	3.07
		421,749	3.72

Non-U.S. government & government agency bonds & notes - 4.28%
Other securities		484,387	4.28

Other - 0.83%
Other securities		94,363.83

Total bonds & notes (cost: $9,912,202,000)		10,021,351	88.48

	Shares or	Market	Percent
	principal	value	of net
Convertible securities - 1.41%	amount	(000)	assets

Other - 1.41%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,925.23
AES Trust VII 6.00% convertible preferred 2008	439,925	21,446.19
Other securities		111,827.99

Total convertible securities (cost: $139,429,000)		159,198	1.41

		Market	Percent
		value	of net
Preferred securities - 1.86%	Shares	(000)	assets

Financials - 1.83%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (3)	52,248,000	55,982.49
Other securities		151,533	1.34
		207,515	1.83

Other - 0.03%
Other securities		3,626.03

Total preferred securities (cost: $183,407,000)		211,141	1.86

		Market	Percent
		value	of net
Common stocks - 1.85%	Shares	(000)	assets

Other - 1.85%
Drax Group PLC (6)	3,969,950	61,924.55
Dobson Communications Corp., Class A (6)	3,435,685	24,118.21
American Tower Corp., Class A (6)	538,967	19,672.18
Sprint Nextel Corp., Series 1	777,508	13,334.12
Other securities		90,224.79
		209,272	1.85

Miscellaneous - 0.00%
Other common stocks in initial period of acquisition		237.00

Total common stocks (cost: $154,796,000)		209,509	1.85

		Market	Percent
		value	of net
Warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		83.00

Total warrants (cost: $1,100,000)		83.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 5.07%	(000)	(000)	assets

Clipper Receivables Co., LLC 5.26%-5.28% due 10/19-12/1/2006 (3) (7)	$69,705	69,265.61
Fannie Mae 5.21% due 10/2/2006	61,200	61,182.54
Hershey Co. 5.19% due 10/31-11/8/2006 (3) (7)	55,000	54,725.48
Wal-Mart Stores Inc. 5.20%-5.21% due 11/28-12/19/2006 (3) (7)	53,500	52,969.47
Federal Home Loan Bank 5.15% due 11/29/2006 (7)	53,000	52,549.46
Variable Funding Capital Corp. 5.25% due 10/12-10/18/2006 (3)	46,400	46,295.41
Other securities		237,299	2.10

Total short-term securities (cost: $574,242,000)		574,284	5.07

Total investment securities (cost: $10,965,176,000)		11,175,566	98.67
Other assets less liabilities		150,791	1.33

Net assets		$11,326,357	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2006, appear below.

Company	Beginning			Ending	Dividend income	Market value of affiliates at 9/30/2006
	shares	Purchases	Sales	shares	(000)	(000)
ZiLOG, Inc. (6)	1,140,500	-	-	1,140,500	$-	$4,163
ZiLOG, Inc. - MOD III Inc., units (6) (8)	1,868	-	-	1,868	-	278
Clarent Hospital Corp. (6) (8)	576,849	-	-	576,849	-	144

					$-	$4,585

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,269,467,000, which represented 20.04% of the net assets of the fund.

(4) Step bond; coupon rate will increase at a later date.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Security did not produce income during the last 12 months.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(8) Valued under fair value procedures adopted by authority of the board of trustees.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $10,943,263)	$11,170,981
Affiliated issuers (cost: $21,913)	4,585	$11,175,566
Cash		48,907
Receivables for:
Sales of investments	33,518
Sales of fund's shares	37,895
Open forward currency contracts	333
Dividends and interest	206,674	278,420
		11,502,893
Liabilities:
Payables for:
Purchases of investments	144,768
Repurchases of fund's shares	19,597
Dividends on fund's shares	4,667
Open forward currency contracts	2
Closed forward currency contracts	40
Investment advisory services	2,742
Services provided by affiliates	4,083
Deferred trustees' compensation	141
Other fees and expenses	496	176,536
Net assets at September 30, 2006		$11,326,357

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,243,458
Undistributed net investment income		28,765
Accumulated net realized loss		(156,580)
Net unrealized appreciation		210,714
Net assets at September 30, 2006		$11,326,357

Shares of beneficial interest issued and outstanding - unlimited shares authorized (920,659 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$8,285,158	673,456	$12.30
Class B	759,588	61,743	12.30
Class C	870,949	70,795	12.30
Class F	846,439	68,802	12.30
Class 529-A	92,214	7,496	12.30
Class 529-B	17,649	1,435	12.30
Class 529-C	40,186	3,267	12.30
Class 529-E	5,294	430	12.30
Class 529-F	4,038	328	12.30
Class R-1	8,334	677	12.30
Class R-2	105,991	8,615	12.30
Class R-3	133,792	10,875	12.30
Class R-4	72,863	5,923	12.30
Class R-5	83,862	6,817	12.30
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $12.78 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Interest (net of non-U.S. taxes of $828)	$845,000
Dividends	10,756	$855,756

Fees and expenses(*):
Investment advisory services	35,055
Distribution services	37,973
Transfer agent services	7,740
Administrative services	3,370
Reports to shareholders	460
Registration statement and prospectus	364
Postage, stationery and supplies	785
Trustees' compensation	72
Auditing and legal	100
Custodian	278
State and local taxes	110
Other	83
Total fees and expenses before reimbursements/waivers	86,390
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,506
Administrative services	348
Total fees and expenses after reimbursements/waivers		82,536
Net investment income		773,220

Net realized gain and unrealized depreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	95,056
Non-U.S. currency transactions	(127)	94,929
Net unrealized depreciation on:
Investments	(42,064)
Non-U.S. currency translations	(1,388)	(43,452)
Net realized gain and unrealized depreciation
on investments and non-U.S. currency		51,477
Net increase in net assets resulting from operations		$824,697

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$773,220	$690,756
Net realized gain on investments and non-U.S. currency transactions	94,929	237,223
Net unrealized depreciation on investments and non-U.S. currency translations	(43,452)	(232,508)
Net increase in net assets resulting from operations	824,697	695,471

Dividends paid or accrued to shareholders from
net investment income and non-U.S. currency gain	(791,733)	(694,615)

Capital share transactions	1,230,972	664,719

Total increase in net assets	1,263,936	665,575

Net assets:
Beginning of year	10,062,421	9,396,846
End of year (including
undistributed net investment income: $28,765 and $49,132, respectively)	$11,326,357	$10,062,421

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Loan transactions - The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized and unrealized gains were $221,000. As of September 30, 2006, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2006, the fund reclassified $1,841,000 from undistributed net investment income to accumulated net realized loss and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$42,174
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 31, 2006)*	(318)
Capital loss carryforward expiring in 2011†	(146,129)
Gross unrealized appreciation on investment securities	436,308
Gross unrealized depreciation on investment securities	(242,294)
Net unrealized appreciation on investment securities	194,014
Cost of investment securities	10,981,552
*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $99,258,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid or accrued to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2006	2005
Class A	$593,936	$523,835
Class B	52,530	51,233
Class C	56,047	52,182
Class F	54,509	42,973
Class 529-A	5,972	4,127
Class 529-B	1,102	879
Class 529-C	2,402	1,818
Class 529-E	338	240
Class 529-F	260	176
Class R-1	474	301
Class R-2	6,088	3,992
Class R-3	7,856	5,166
Class R-4	4,334	2,449
Class R-5	5,885	5,244
Total	$791,733	$694,615

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $3,506,000. As a result, the fee shown on the accompanying financial statements of $35,055,000, which was equivalent to an annualized rate of 0.335%, was reduced to $31,549,000, or 0.301% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $4,000 and $344,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$18,394	$6,990	Not applicable	Not applicable	Not applicable
Class B	7,560	750	Not applicable	Not applicable	Not applicable
Class C	8,131	Included in administrative services	$945	$200	Not applicable
Class F	1,785		610	191	Not applicable
Class 529-A	147		58	14	$78
Class 529-B	162		12	9	16
Class 529-C	353		26	16	36
Class 529-E	23		4	1	5
Class 529-F	-		3	1	3
Class R-1	69		9	7	Not applicable
Class R-2	667		131	582	Not applicable
Class R-3	540		147	100	Not applicable
Class R-4	142		77	10	Not applicable
Class R-5	Not applicable		74	5	Not applicable
Total	$37,973	$7,740	$2,096	$1,136	$138

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $72,000, shown on the accompanying financial statements, includes $54,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$1,836,967	150,540	$464,940	38,136	$(1,488,356)	(122,025)	$813,551	66,651
Class B	83,910	6,876	35,821	2,939	(132,928)	(10,896)	(13,197)	(1,081)
Class C	215,416	17,646	39,011	3,200	(189,470)	(15,533)	64,957	5,313
Class F	422,946	34,663	39,769	3,262	(255,884)	(20,984)	206,831	16,941
Class 529-A	27,498	2,253	5,944	488	(8,085)	(663)	25,357	2,078
Class 529-B	2,686	220	1,099	90	(1,455)	(119)	2,330	191
Class 529-C	11,808	968	2,389	196	(6,128)	(502)	8,069	662
Class 529-E	1,527	125	337	28	(682)	(56)	1,182	97
Class 529-F	1,418	116	258	21	(450)	(37)	1,226	100
Class R-1	4,022	330	468	38	(2,189)	(180)	2,301	188
Class R-2	48,334	3,959	6,045	496	(23,306)	(1,910)	31,073	2,545
Class R-3	69,151	5,670	7,805	640	(40,631)	(3,334)	36,325	2,976
Class R-4	45,516	3,729	4,297	352	(19,679)	(1,615)	30,134	2,466
Class R-5	35,308	2,894	4,732	388	(19,207)	(1,576)	20,833	1,706
Total net increase
(decrease)	$2,806,507	229,989	$612,915	50,274	$(2,188,450)	(179,430)	$1,230,972	100,833

Year ended September 30, 2005
Class A	$1,717,183	138,578	$406,479	32,844	$(1,596,907)	(129,264)	$526,755	42,158
Class B	98,256	7,936	34,967	2,824	(157,417)	(12,748)	(24,194)	(1,988)
Class C	192,388	15,519	36,227	2,926	(236,808)	(19,190)	(8,193)	(745)
Class F	313,820	25,362	31,571	2,550	(286,463)	(23,196)	58,928	4,716
Class 529-A	21,884	1,765	4,106	332	(6,883)	(557)	19,107	1,540
Class 529-B	2,891	233	876	71	(802)	(64)	2,965	240
Class 529-C	9,408	759	1,809	146	(4,153)	(336)	7,064	569
Class 529-E	1,309	106	239	19	(317)	(26)	1,231	99
Class 529-F	944	76	174	14	(378)	(30)	740	60
Class R-1	3,243	261	298	24	(868)	(70)	2,673	215
Class R-2	45,263	3,652	3,965	321	(18,208)	(1,476)	31,020	2,497
Class R-3	81,319	6,577	5,107	413	(47,837)	(3,844)	38,589	3,146
Class R-4	35,411	2,847	2,410	195	(18,452)	(1,500)	19,369	1,542
Class R-5	20,105	1,623	3,958	320	(35,398)	(2,867)	(11,335)	(924)
Total net increase
(decrease)	$2,543,424	205,294	$532,186	42,999	$(2,410,891)	(195,168)	$664,719	53,125

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2006, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at September 30, 2006

Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation

Sales:

Euros expiring 10/12 to 12/29/2006	€58,071	$74,271	$73,940	$331

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,949,881,000 and $4,030,332,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2006	$12.27	$.92	$.05	$.97	$(.94)	$12.30	8.26%	$8,285			.69%		.65%		7.52%
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	12.27	7.54	7,448			.68		.65		7.17
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	12.26	10.57	6,920			.67		.67		7.19
Year ended 9/30/2003	9.62	.93	2.25	3.18	(.92)	11.88	34.30	6,235			.75		.75		8.49
Year ended 9/30/2002	11.27	1.08	(1.65)	(.57)	(1.08)	9.62	(5.88)	3,327			.88		.88		9.99
Class B:
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	12.30	7.44	760			1.46		1.42		6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	12.27	6.72	771			1.45		1.43		6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	12.26	9.71	794			1.46		1.46		6.40
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.28	736			1.51		1.51		7.63
Year ended 9/30/2002	11.27	1.00	(1.65)	(.65)	(1.00)	9.62	(6.57)	294			1.59		1.59		9.28
Class C:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.39	871			1.50		1.46		6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.65	804			1.51		1.49		6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.62	812			1.54		1.54		6.31
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.17	772			1.60		1.60		7.49
Year ended 9/30/2002	11.27	.99	(1.65)	(.66)	(.99)	9.62	(6.65)	262			1.67		1.67		9.21
Class F:
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.23	846			.71		.68		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	637			.76		.74		7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.44	578			.79		.78		7.05
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	470			.84		.84		8.26
Year ended 9/30/2002	11.27	1.07	(1.65)	(.58)	(1.07)	9.62	(5.95)	156			.93		.93		9.95
Class 529-A:
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.21	92			.74		.70		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.44	66			.77		.75		7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.48	48			.76		.76		7.12
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	28			.77		.77		8.36
Period from 2/19/2002 to 9/30/2002	11.37	.65	(1.76)	(1.11)	(.64)	9.62	(10.11)	7			1.07	(5)	1.07	(5)	10.40	(5)
Class 529-B:
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.30	18			1.58		1.55		6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.52	15			1.64		1.61		6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.47	12			1.67		1.67		6.20
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.01	7			1.73		1.73		7.36
Period from 2/25/2002 to 9/30/2002	11.23	.59	(1.63)	(1.04)	(.57)	9.62	(9.54)	2			1.82	(5)	1.82	(5)	9.67	(5)
Class 529-C:
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.31	40			1.57		1.54		6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.53	32			1.63		1.60		6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.49	25			1.66		1.66		6.21
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.03	16			1.71		1.71		7.43
Period from 2/19/2002 to 9/30/2002	11.37	.60	(1.76)	(1.16)	(.59)	9.62	(10.52)	4			1.80	(5)	1.80	(5)	9.65	(5)
Class 529-E:
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	12.30	7.88	5			1.05		1.01		7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.09	4			1.10		1.07		6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.06	3			1.13		1.13		6.75
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.73	2			1.18		1.18		7.94
Period from 3/15/2002 to 9/30/2002	11.57	.57	(1.96)	(1.39)	(.56)	9.62	(12.29)	-		(6)	1.27	(5)	1.27	(5)	10.45	(5)

Please see page 24 for footnotes.

Class 529-F:
Year ended 9/30/2006	$12.27	$.94	$.05	$.99	$(.96)	$12.30	8.41%	$4			.55%		.52%		7.66%
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	3			.75		.72		7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	12.26	10.34	2			.88		.88		6.99
Year ended 9/30/2003	9.62	.91	2.25	3.16	(.90)	11.88	34.06	1			.92		.92		7.96
Period from 9/16/2002 to 9/30/2002	9.88	.08	(.30)	(.22)	(.04)	9.62	(2.23)	-		(6)	.05		.05		.77
Class R-1:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.35	8			1.59		1.50		6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	12.27	6.61	6			1.61		1.52		6.35
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	12.26	9.59	3			1.68		1.56		6.32
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.16	1			2.01		1.60		7.20
Period from 7/11/2002 to 9/30/2002	10.00	.23	(.40)	(.17)	(.21)	9.62	(1.70)	-		(6)	2.07		.38		2.32
Class R-2:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.37	106			1.90		1.48		6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.64	74			1.94		1.49		6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.63	44			2.10		1.53		6.36
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.21	15			2.31		1.57		7.34
Period from 6/18/2002 to 9/30/2002	10.76	.31	(1.18)	(.87)	(.27)	9.62	(8.05)	-		(6)	.85		.48		3.17
Class R-3:
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	12.30	7.84	134			1.08		1.05		7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.06	97			1.13		1.10		6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.05	58			1.15		1.14		6.76
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.71	14			1.28		1.18		7.74
Period from 6/21/2002 to 9/30/2002	10.60	.31	(1.01)	(.70)	(.28)	9.62	(6.63)	1			.51		.36		3.21
Class R-4:
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.19	73			.75		.72		7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.46	42			.75		.72		7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.45	24			.79		.78		7.11
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	9			.86		.83		8.13
Period from 7/19/2002 to 9/30/2002	9.97	.22	(.38)	(.16)	(.19)	9.62	(1.58)	-		(6)	9.55		.14		2.25
Class R-5:
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	12.30	8.51	84			.46		.42		7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	12.27	7.78	63			.46		.43		7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	12.26	10.80	74			.47		.47		7.39
Year ended 9/30/2003	9.62	.95	2.25	3.20	(.94)	11.88	34.61	75			.52		.52		8.77
Period from 5/15/2002 to 9/30/2002	11.30	.42	(1.70)	(1.28)	(.40)	9.62	(11.41)	42			.23		.23		4.25

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	41%	39%	39%	41%	34%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 8, 2006


Tax information           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Qualified dividend income	$3,130,000
Corporate dividends received deduction	3,108,000
U.S. government income that may be exempt from state taxation	4,306,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.